UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event initially reported): June 26, 2007
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	001-11174 (Commission File Number)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street, Chatsworth, California (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Report, “we”, “us,” “our,” “MRV,” “registrant” or the “Company” refer to MRV Communications, Inc. and its consolidated subsidiaries.
Explanatory Note
As previously reported in our Report on Form 8-K dated, and filed with, the Securities and Exchange Commission, or SEC, on, July 2, 2007, on July 1, 2007, we completed the acquisition of Fiberxon, Inc. (“Fiberxon”), and its subsidiaries, in accordance with an Agreement and Plan of Merger dated as of January 26, 2007, as amended by Amendment No. 1 thereto dated June 26, 2007. This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by us on July 2, 2007 to report, among other things, the completion of the Fiberxon acquisition under Items 2.01 and 9.01. This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K.

Item 8.01.	Other Events.
You should carefully consider and evaluate all of the information in this Report in combination with the more detailed description of our business and the risks associated with it in our annual report on Form 10-K for the year ended December 31, 2006, which we filed with the SEC on March 6, 2007, in our Quarterly Report on Form 10-Q for the Quarter ended June 30, 2007, which we filed with the SEC on August 2, 2007 and in our Current Reports on Form 8-K, which we filed with the SEC on July 2, August 13 and September 17, 2007. As a result of our filing with this amended Report of Fiberxon’s financial statements and the pro forma financial information required by Item 9.01 of Form 8-K, there have been material changes in the Risk Factors we previously disclosed in Item 8.01 of our Reports on Form 8-K filed on August 13, 2007 and September 17, 2007. The following table identifies the affected Risk Factors, references their location in those Form 8-Ks and indicates the effect of the filing of this amended Report on the identified Risk Factor.

Form 8-K filed
August 13, 2007
Page No./Title of superseded Risk Factor
in Item 8.01 of Form 8-K

Page 4:
   “Unless We File an Amendment to Our Form 8-K Reporting the Completion of Our Acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, We Will Not Be in Compliance With Our Reporting Obligations under the Exchange Act. Our Failure to Comply with Our Reporting Obligations Under the Exchange Act May Lead to the Delisting of Our Common Stock from the NASDAQ Stock Market and/or Cause Us Other Adverse Consequences.”

Page 6:
“Sales of Substantial Amounts of Our Shares by Selling Stockholders Could Cause the Market Price of Our Shares to Decline.”

Form 8-K filed
September 17, 2007
Page No./Title of superseded Risk Factor
in Item 8.01 of Form 8-K

Page 2:
     “As we were unable to file an Amendment to Our Form 8-K Reporting the Completion of Our Acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, We Are No Longer in Compliance With Our Reporting Obligations under the Exchange Act. Our Failure to Comply May Lead to the Delisting of Our Common Stock from the NASDAQ Stock Market and/or Cause Us Other Adverse Consequences.”

Effect on Risk Factor of filing Fiberxon’s
financial statements and pro forma financial
information in this amended Report

Amended
    (see revised Risk Factor below entitled “As we were unable to file this Amendment to our Form 8-K reporting the completion of our acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, we were late in complying with our reporting obligations under the Exchange Act. Consequently, we are ineligible to use the SEC’s short-form Registration Statement to raise capital for 12 months”)

Amended
(see revised Risk Factor below with same title as superseded Risk Factor)

As we were unable to file this Amendment to our Form 8-K reporting the completion of our acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, we were late in complying with our reporting obligations under the Exchange Act. Consequently, we are ineligible to use the SEC’s short-form Registration Statement to raise capital for 12 months.
     On July 2, 2007, within the period required by SEC rules, we filed with the SEC a Current Report on Form 8-K reporting the completion of our acquisition of Fiberxon on July 1, 2007. In order to close the acquisition of Fiberxon on July 1, 2007, we, among other things, waived the condition precedent to the closing requiring that Fiberxon deliver to us its audited consolidated financial statements at, and for the years ended, December 31, 2004, 2005 and 2006. Under Item 9.01, of Form 8-K, we were required to include Fiberxon’s audited consolidated financial statements and pro forma financial information in the form and for the periods specified in Regulation S-X, the SEC’s regulation containing the rules governing the form and content of financial statements for public companies, in an amendment to that Form 8-K that was due by September 14, 2007 (71 days after the date that our initial Report on Form 8-K must be filed as a result of our acquisition of Fiberxon).
     For information regarding the circumstances and events leading to our decision to close the Fiberxon acquisition without having received its audited financial statement, see “Acquisition of Fiberxon, Inc.” in Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part I, Item 2 of our Form 10-Q for the Quarter ended June 30, 2007 filed with the SEC on August 2, 2007.
     Our inability to file the required financial statements and pro forma financial information by the September 14, 2007 deadline has rendered us ineligible for 12 months to use the SEC’s short-form registration statement on Form S-3 to register the issuance of our securities for any capital raising activities and that ineligibility may inhibit our ability to raise capital during that period. If we were able to raise capital during the period of our ineligibility to use Form S-3, the process of doing so will be more expense and time consuming and the terms of any offering transaction may not be as favorable as they would have been if we were eligible to use Form S-3.

We cannot predict the impact of a review of Fiberxon’s financial statements by the SEC’s staff.
As part of its normal reviews of periodic reports filed by public companies, the SEC’s staff in connection with its review of our Annual Report of Form 10-K for the year ended December 31, 2006 has indicated to us that the staff intends to review Fiberxon’s financial statements when filed. We believe that Fiberxon’s financial statements included in this Report are in compliance with all of the existing rules and related guidance as applicable to its business at and for the periods presented. However, the SEC may issue comments on the financial statements included in this Report and as a result of that comment process may disagree with positions taken in connection with the preparation or presentation of Fiberxon’s financial statements or require revisions to them. We cannot predict the outcome of that process or its effect, if any, on the financial statements or financial information included in this report, any ripple effect on our future SEC filings or on the prevailing market price of our shares.
Sales of substantial amounts of our shares by selling stockholders could cause the market price of our shares to decline.
     Under our registration statement that the SEC declared effect in April 2006, selling stockholders are offering 19,858,156 shares of our common stock. This represents approximately 12.6% of the outstanding shares of our common stock on September 28, 2007.
     On August 10, 2007, we issued 11,900,000 shares of our common stock to Deutsche Bank in exchange for our outstanding 5% Convertible Notes issued in June 2003 and due in June 2008 (the “2003 Notes”). This represents approximately 7.3% of the outstanding shares of our common stock on September 28, 2007 and when added to the shares of our common stock registered with the SEC under our April 2006 registration statement mentioned above, totals 19.8% of our outstanding common stock on September 28, 2007. Although the shares issued in the Exchange were “restricted securities” within the meaning of Rule 144(a) because the Notes we exchanged for the Shares were restricted securities, Deutsche Bank’s holding period for the Shares is deemed to begin on the date the Notes were originally issued in June 2003 in accordance with Rule 144(d) under the Securities Act. Accordingly, any or all of the shares received by Deutsche Bank in the exchange for our 2003 Notes may be resold without registration or restriction in accordance with Rule 144(k) under the Securities Act of 1933 (the “Securities Act”).
     Under the Merger Agreement dated January 26, 2007 pursuant to which we acquired Fiberxon, as amended on June 26, 2007, we issued approximately 18.4 million shares of our common stock (excluding shares of our common stock underlying outstanding Fiberxon stock options that we assumed) to Fiberxon’s stockholders in partial consideration for our acquisition of Fiberxon on July 1, 2007. This represents approximately 11.6% of the outstanding shares of our common stock on September 28, 2007. In issuing and selling these shares, we relied upon the exemption from the registration provisions of the Securities Act provided by Section 3(a)(10) of the Securities Act. Although our shares were eligible for sale in the open market immediately following completion of the acquisition, the parties agreed that the transferability of the shares of our common stock issued in he acquisition to Fiberxon’s stockholders would be restricted during a period ending on the earlier of (a) three trading days following the date of our receipt of Fiberxon’s audited consolidated financial statements for the years ended December 31, 2004, 2005 and 2006 and (b) June 30, 2008. As we received the required financial statements on September 28, 2007, the restrictions on the transfer of our shares issued in the acquisition lapses on October 3, 2007 and the shares issued in the acquisition may thereafter be resold in the open market in accordance with the provisions of Rule 145 of the Securities Act.
     The shares issued to Fiberxon’s stockholders in that acquisition, when added to the shares offered by the selling stockholders under our 2006 registration statement and the shares we issued in August 2007 in exchange for our 2003 Notes, amount to an aggregate of approximately 31.5% of the outstanding shares of our common stock on September 28, 2007
     Sales of substantial amounts of these shares at any one time or from time to time, or even the availability of these shares for sale, could adversely affect the market price of our shares.
     The information presented in this risk factor has been calculated assuming that none of the shares covered by our 2006 registration statement and those issued in exchange for our 2003 Notes have not yet been sold, which may not be the case.

Item 9.01.	Exhibits.
(a) Financial statements of businesses acquired.
The following audited consolidated financial statements of Fiberxon, Inc. and subsidiaries at and for the years ended December 31, 2004, 2005 and 2006, and (unaudited) consolidated financial statements of Fiberxon, Inc. and subsidiaries at June 30, 2007 and for the six months ended June 30, 2006 and 2007 are filed as Exhibit 99.1 and are incorporated herein by this reference:

Exhibit	Page	Descriptions
99.1	F-1	Report of BDO Shenzhen Dahua, Independent Registered Accounting Firm

	F-2	Consolidated Balance Sheets at December 31, 2005 and 2006 (audited) and at June 30, 2007 (unaudited)

	F-3	Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2004, 2005 and 2006 (audited) and for the six months ended June 30 2006 and 2007 (unaudited)

	F-4	Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2004, 2005 and 2006 (audited) and for the six months ended June 30 2006 and 2007 (unaudited)

	F-5	Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2005 and 2006 (audited) and for the six months ended June 30 2006 and 2007 (unaudited)

	F-6	Notes to Consolidated Financial Statements
(b) Pro forma financial information.
The following pro forma financial information is filed as Exhibits 99.2 and are incorporated herein by this reference:

Exhibit	Page	Description
99.2	PF-1	Unaudited Pro Forma Condensed Consolidated Financial Information

	PF-2	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2007

	PF-3	Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 2007

	PF-4	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006

	PF-5	Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 2006.

	PF-6	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(d) Exhibits.

Exhibit No.	Description of Exhibit.
23.1	Consent of BDO Shenzhen Dahua, Independent Registered Public Account Firm

99.1	Consolidated Financial Statements of Fiberxon, Inc. and subsidiaries at December 31, 2005 and 2006 (audited) and at June 30, 2007 (unaudited) and for each of the three years ended December 31, 2006 (audited) and six months end June 30, 2006 and 2007 (unaudited)

99.2	Unaudited pro forma condensed consolidated financial statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 1, 2007	MRV COMMUNICATIONS, INC.
	By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer (Principal Executive Officer)